AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Linda Ventresca
Investor Relations
441 405 2727
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS Capital Holdings Limited
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION

Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

•
All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2012 and December 31, 2011 and consolidated statements of income for the years then ended.

•	Amounts may not reconcile exactly due to rounding differences.

•	NM - Not meaningful; NR - Not Reported; NA - Not applicable
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair market value of our investment portfolio, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity securities' prices, credit spreads and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the occurrence and magnitude of natural and man-made disasters,

•	actual claims exceeding our loss reserves,

•	general economic, capital and credit market conditions,

•	the failure of any of the loss limitation methods we employ,

•	the effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, limits, terms and conditions,

•	the failure of our cedants to adequately evaluate risks,

•	inability to obtain additional capital on favorable terms, or at all,

•	the loss of one or more key executives,

•	a decline in our ratings with rating agencies,

•	loss of business provided to us by our major brokers,

•	changes in accounting policies or practices,

•	the use of industry catastrophe models and changes to these models,

•	changes in governmental regulations,

•	increased competition,

•	changes in the political environment of certain countries in which we operate or underwrite business,

•	fluctuations in interest rates, credit spreads, equity securities' prices and/or currency values, and

•	the other factors set forth in our most recent report on Form 10-K, Form 10-Q and other documents on file with the Securities and Exchange Commission.
We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

i

AXIS Capital Holdings Limited
BASIS OF PRESENTATION
BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:
Property: provides physical loss or damage, business interruption and machinery breakdown coverage for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore energy installations. This line of business consists of both primary and excess risks, some of which are catastrophe-exposed.
Marine: provides coverage for traditional marine classes, including offshore energy, cargo, liability, recreational marine, fine art, specie, hull and war. Offshore energy coverage includes physical damage, business interruption, operators extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.
Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.
Aviation: provides hull and liability and specific war coverage primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.
Credit and political risk: provides credit and political risk insurance products for banks and corporations. Coverage is provided for a range of risks including sovereign default, credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events. The credit insurance coverage is primarily for lenders seeking to mitigate the risk of non-payment from their borrowers in emerging markets. For the credit insurance contracts, it is necessary for the buyer of the insurance (most often a bank) to hold an insured asset (most often an underlying loan) in order to claim compensation under the insurance contract. The traditional political risk coverage provides protection against sovereign actions that result in the impairment of cross-border investments for banks and major corporations (known as “CEND” coverages).
Professional lines: provides coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial insurance related coverages for commercial enterprises, financial institutions and not-for-profit organizations. This business is predominantly written on a claims-made basis.
Liability: primarily targets primary and low/mid-level excess and umbrella commercial liability risks in the U.S. excess and surplus lines markets. Target industry sectors include construction, manufacturing, transportation and trucking and other services. We also target middle to high excess liability business in the London and Bermuda wholesale markets and primary and excess business in the Canadian market place.
Accident & health: includes accidental death, travel insurance and specialty health products for employer and affinity groups, as well as accident & health reinsurance for catastrophic or per life events on a quota share and/or excess of loss basis, with aggregate and/or per person deductibles.

ii

AXIS Capital Holdings Limited
BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides non-life reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:
Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis.
Property: provides coverage for property damage and related losses resulting from natural and man-made perils contained in underlying personal and commercial policies. While our predominant exposure is to property damage, other risks, including business interruption and other non-property losses, may also be covered when arising from a covered peril. While our most significant exposures typically relate to losses from windstorms, tornadoes and earthquakes, we are also exposed to other perils such as freezes, riots, floods, industrial explosions, fires, hail and a number of other loss events. We assume business on both a proportional and excess of loss basis.
Professional Lines: covers directors’ and officers’ liability, employment practices liability, medical malpractice, professional indemnity, environmental liability and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. Business is written on both a proportional and excess of loss basis.
Credit and Surety: consists of reinsurance of trade credit insurance products and includes both proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Also included in this line of business is coverage for losses arising from a broad array of surety bonds issued by insurers to satisfy regulatory demands or contract obligations in a variety of jurisdictions around the world.
Motor: provides coverage to cedants for motor liability and property damage losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.
Liability: provides coverage to insurers of standard casualty business, excess and surplus casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, although workers' compensation and auto liability are also written.
Agriculture: provides coverage for risks associated with the production of food and fiber on a global basis for primary insurance companies writing multi-peril crop insurance, crop hail, and named peril covers, as well as custom risk transfer mechanisms for agricultural dependent industries with exposures to crop yield and/or price deviations. We provide both proportional and aggregate stop loss reinsurance.
Engineering: provides coverage for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes coverage for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption.
Other: includes aviation, marine and personal accident reinsurance.

iii

AXIS Capital Holdings Limited
FINANCIAL HIGHLIGHTS

		Quarter ended December 31,				Year ended December 31,
		2013	2012	Change		2013	2012	Change

HIGHLIGHTS	Gross premiums written	$825,957	$752,414	9.8%		$4,697,041	$4,139,643	13.5%
	Gross premiums written - Insurance	73.4%	77.1%	(3.7)	pts	54.5%	55.8%	(1.3)	pts
	Gross premiums written - Reinsurance	26.6%	22.9%	3.7	pts	45.5%	44.2%	1.3	pts
	Net premiums written	$647,965	$518,096	25.1%		$3,928,200	$3,337,456	17.7%
	Net premiums earned	$941,911	$856,049	10.0%		$3,707,065	$3,415,463	8.5%
	Net premiums earned - Insurance	47.8%	44.7%	3.1	pts	46.5%	45.6%	0.9	pts
	Net premiums earned - Reinsurance	52.2%	55.3%	(3.1)	pts	53.5%	54.4%	(0.9)	pts
	Net income (loss) available to common shareholders	$171,524	$(18,551)	nm		$683,910	$495,004	38.2%
	Operating income (loss) [a]	158,856	(27,685)	nm		633,072	421,523	50.2%
	Reserve for losses and loss expenses	9,582,140	9,058,731	5.8%		9,582,140	9,058,731	5.8%
	Total shareholders’ equity attributable to AXIS Capital	5,817,962	5,779,761	0.7%		5,817,962	5,779,761	0.7%

PER COMMON SHARE AND COMMON SHARE DATA	Basic earnings (loss) per common share	$1.55	($0.16)	nm		$6.02	$4.05	48.6%
	Diluted earnings (loss) per common share	$1.52	($0.16)	nm		$5.93	$4.00	48.3%
	Operating income (loss) per common share - diluted [b]	$1.41	($0.23)	nm		$5.49	$3.41	61.0%
	Weighted average common shares outstanding	110,757	117,918	(6.1%)		113,636	122,148	(7.0%)
	Diluted weighted average common shares outstanding	112,702	117,918	(4.4%)		115,328	123,654	(6.7%)
	Book value per common share	$47.40	$44.75	5.9%		$47.40	$44.75	5.9%
	Diluted book value per common share (treasury stock method)	$45.80	$42.97	6.6%		$45.80	$42.97	6.6%
	Diluted tangible book value per common share (treasury stock method) [a]	$45.01	$42.18	6.7%		$45.01	$42.18	6.7%
	Accumulated dividends declared per common share	$7.88	$6.86	14.9%		$7.88	$6.86	14.9%

FINANCIAL RATIOS	ROACE [c]	13.3%	(1.4%)	14.7	pts	13.1%	9.7%	3.4	pts
	Operating ROACE [d]	12.3%	(2.1%)	14.4	pts	12.1%	8.2%	3.9	pts
	Net loss and loss expense ratio	58.5%	78.9%	(20.4)	pts	57.6%	61.4%	(3.8)	pts
	Acquisition cost ratio	18.6%	16.8%	1.8	pts	17.9%	18.4%	(0.5)	pts
	General and administrative expense ratio	15.4%	16.5%	(1.1)	pts	15.5%	16.4%	(0.9)	pts
	Combined ratio	92.5%	112.2%	(19.7)	pts	91.0%	96.2%	(5.2)	pts

INVESTMENT DATA	Total assets	$19,634,784	$18,852,344	4.2%		$19,634,784	$18,852,344	4.2%
	Total cash and invested assets [e]	14,844,799	14,431,365	2.9%		14,844,799	14,431,365	2.9%
	Net investment income	113,863	86,847	31.1%		409,312	380,957	7.4%
	Net realized investment gains	19,558	31,771	(38.4%)		75,564	127,469	(40.7%)
	Total return on cash and investments [f]	0.9%	0.7%	0.2	pts	1.6%	5.4%	(3.8)	pts
	Return on other investments [g]	4.1%	1.8%	2.3	pts	13.3%	11.1%	2.2	pts
	Book yield of fixed maturities	2.5%	2.6%	(0.1)	pts	2.5%	2.6%	(0.1)	pts

[a]
Operating income (loss) and diluted tangible book value per common share are “non-GAAP financial measures” as defined by Regulation G. See page 26 for reconciliation of operating income to net income available to common shareholders and diluted tangible book value per common share to diluted book value per common share.

[b]	Operating income (loss) per common share - diluted, is calculated by dividing operating income (loss) for the period by weighted average common shares and share equivalents.

[c]
Return on average common equity (“ROACE”) is calculated by dividing net income (loss) available to common shareholders for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Net income (loss) for the quarter-periods is annualized.

[d]
Operating ROACE, also a “non-GAAP financial measure”, is calculated by dividing operating income (loss) for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Operating income (loss) for the quarter-periods is annualized.

[e]
Cash and invested assets represents the total cash, available for sale investments, other investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

[f]	In calculating total return, we include net investment income, net realized investment gains (losses) and the change in unrealized gains (losses) generated by our average cash and investment balances.

[g]	Return on other investments is calculated by dividing other investment income by the average month-end other investment balances for the period.

AXIS Capital Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q4 2011
UNDERWRITING REVENUES
Gross premiums written	$825,957	$904,797	$1,219,805	$1,746,483	$752,414	$666,504
Premiums ceded	(177,992)	(188,408)	(226,398)	(176,043)	(234,318)	(171,441)
Net premiums written	647,965	716,389	993,407	1,570,440	518,096	495,063

Gross premiums earned	1,129,147	1,125,289	1,139,904	1,064,930	1,068,259	1,019,953
Ceded premiums expensed	(187,236)	(180,047)	(194,031)	(190,891)	(212,210)	(173,200)
Net premiums earned	941,911	945,242	945,873	874,039	856,049	846,753
Other insurance related income	2,668	725	435	595	791	351
Total underwriting revenues	944,579	945,967	946,308	874,634	856,840	847,104

UNDERWRITING EXPENSES
Net losses and loss expenses	551,360	501,522	642,899	438,414	675,047	583,454
Acquisition costs	175,299	173,682	169,719	145,491	144,063	157,372
Underwriting-related general and administrative expenses [a]	123,761	117,675	123,769	119,930	112,021	91,202
Total underwriting expenses	850,420	792,879	936,387	703,835	931,131	832,028

UNDERWRITING INCOME (LOSS) [b]	94,159	153,088	9,921	170,799	(74,291)	15,076

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	113,863	103,429	83,112	108,908	86,847	102,362
Net realized investment gains (losses)	19,558	(4,708)	16,235	44,478	31,771	(3,738)
Interest expense and financing costs	(15,625)	(15,260)	(15,260)	(15,834)	(15,498)	(15,616)
Total other operating revenues	117,796	83,461	84,087	137,552	103,120	83,008

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	(14,484)	(56,860)	10,320	34,882	(21,300)	17,328
Corporate expenses [a]	(20,422)	(23,024)	(25,265)	(21,545)	(29,365)	(18,788)
Total other (expenses) revenues	(34,906)	(79,884)	(14,945)	13,337	(50,665)	(1,460)

INCOME (LOSS) BEFORE INCOME TAXES	177,049	156,665	79,063	321,688	(21,836)	96,624

Income tax (expense) benefit	4,497	(6,030)	4,662	(10,131)	12,026	(7,341)

NET INCOME (LOSS)	181,546	150,635	83,725	311,557	(9,810)	89,283

Preferred share dividends	(10,022)	(13,514)	(8,197)	(8,741)	(8,741)	(9,219)
Loss on repurchase of preferred shares	—	—	(3,081)	—	—	—

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$171,524	$137,121	$72,447	$302,816	$(18,551)	$80,064

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	58.5%	53.1%	68.0%	50.2%	78.9%	68.9%
Acquisition cost ratio	18.6%	18.4%	17.9%	16.6%	16.8%	18.6%
General and administrative expense ratio [a]	15.4%	14.8%	15.8%	16.2%	16.5%	13.0%
Combined ratio	92.5%	86.3%	101.7%	83.0%	112.2%	100.5%

Weighted average basic shares outstanding	110,757	111,676	115,163	117,022	117,918	126,360
Weighted average diluted shares outstanding	112,702	113,355	116,671	118,658	117,918	127,686
Basic earnings (loss) per common share	$1.55	$1.23	$0.63	$2.59	($0.16)	$0.63
Diluted earnings (loss) per common share	$1.52	$1.21	$0.62	$2.55	($0.16)	$0.63
ROACE (annualized)	13.3%	10.9%	5.6%	22.7%	(1.4%)	6.5%
Operating ROACE (annualized)	12.3%	15.6%	3.9%	17.1%	(2.1%)	5.5%

[a]
Underwriting-related general and administrative expenses is a "non-GAAP financial measure" as defined in SEC Regulation G. Our total general and administrative expenses also include corporate expenses. Both underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

[b]
Group (or consolidated) underwriting income (loss) is also a "non-GAAP financial measure". Reconciliations of consolidated underwriting income (loss) to the nearest GAAP financial measure (income (loss) before income taxes) are presented above and on the following page.

AXIS Capital Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - YEAR

	Year ended December 31,
	2013	2012	2011
UNDERWRITING REVENUES
Gross premiums written	$4,697,041	$4,139,643	$4,096,153
Premiums ceded	(768,841)	(802,187)	(676,719)
Net premiums written	3,928,200	3,337,456	3,419,434

Gross premiums earned	4,459,269	4,141,037	3,973,956
Ceded premiums expensed	(752,204)	(725,574)	(658,995)
Net premiums earned	3,707,065	3,415,463	3,314,961
Other insurance related income	4,424	2,676	2,396
Total underwriting revenues	3,711,489	3,418,139	3,317,357

UNDERWRITING EXPENSES
Net losses and loss expenses	2,134,195	2,096,028	2,675,052
Acquisition costs	664,191	627,653	587,469
Underwriting-related general and administrative expenses	485,134	431,321	382,062
Total underwriting expenses	3,283,520	3,155,002	3,644,583

UNDERWRITING INCOME (LOSS)	427,969	263,137	(327,226)

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	409,312	380,957	362,430
Net realized investment gains	75,564	127,469	121,439
Interest expense and financing costs	(61,979)	(61,863)	(62,598)
Total other operating revenues	422,897	446,563	421,271

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	(26,143)	(29,512)	44,582
Corporate expenses [a]	(90,256)	(129,660)	(77,089)
Total other expenses	(116,399)	(159,172)	(32,507)

INCOME BEFORE INCOME TAXES	734,467	550,528	61,538

Income tax expense	(7,002)	(3,287)	(15,233)

NET INCOME	727,465	547,241	46,305

Preferred share dividends	(40,474)	(38,228)	(36,875)
Loss on repurchase of preferred shares	(3,081)	(14,009)	—

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$683,910	$495,004	$9,430

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	57.6%	61.4%	80.7%
Acquisition cost ratio	17.9%	18.4%	17.7%
General and administrative expense ratio [a]	15.5%	16.4%	13.9%
Combined ratio	91.0%	96.2%	112.3%

Weighted average basic shares outstanding	113,636	122,148	122,499
Weighted average diluted shares outstanding	115,328	123,654	128,122
Basic earnings per common share	$6.02	$4.05	$0.08
Diluted earnings per common share	$5.93	$4.00	$0.07
ROACE	13.1%	9.7%	0.2%
Operating ROACE	12.1%	8.2%	(3.1%)

[a]	Both underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS Capital Holdings Limited
CONSOLIDATED SEGMENT DATA

	Quarter ended December 31, 2013			Year ended December 31, 2013
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$606,591	$219,366	$825,957	$2,559,138	$2,137,903	$4,697,041
Net premiums written	427,647	220,318	647,965	1,813,538	2,114,662	3,928,200

Gross premiums earned	631,695	497,452	1,129,147	2,458,354	2,000,915	4,459,269
Ceded premiums expensed	(181,230)	(6,006)	(187,236)	(735,592)	(16,612)	(752,204)
Net premiums earned	450,465	491,446	941,911	1,722,762	1,984,303	3,707,065
Other insurance related income	681	1,987	2,668	2,436	1,988	4,424
Total underwriting revenues	451,146	493,433	944,579	1,725,198	1,986,291	3,711,489

UNDERWRITING EXPENSES
Net losses and loss expenses	285,634	265,726	551,360	1,050,402	1,083,793	2,134,195
Acquisition costs	65,266	110,033	175,299	242,363	421,828	664,191
Underwriting-related general and administrative expenses	89,722	34,039	123,761	347,684	137,450	485,134
Total underwriting expenses	440,622	409,798	850,420	1,640,449	1,643,071	3,283,520

UNDERWRITING INCOME	$10,524	$83,635	$94,159	$84,749	$343,220	$427,969

KEY RATIOS
Current accident year loss ratio	64.3%	62.0%	63.1%	63.9%	63.1%	63.5%
Prior period reserve development	(0.9%)	(7.9%)	(4.6%)	(2.9%)	(8.5%)	(5.9%)
Net loss and loss expense ratio	63.4%	54.1%	58.5%	61.0%	54.6%	57.6%
Acquisition cost ratio	14.5%	22.4%	18.6%	14.1%	21.3%	17.9%
Underwriting-related general and administrative expense ratio	19.9%	6.9%	13.2%	20.1%	6.9%	13.1%
Corporate expense ratio			2.2%			2.4%
Combined ratio	97.8%	83.4%	92.5%	95.2%	82.8%	91.0%

AXIS Capital Holdings Limited
GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Year ended December 31,
	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q4 2011	2013	2012

INSURANCE SEGMENT
Property	$144,321	$147,485	$228,741	$151,376	$148,216	$143,046	$671,970	$651,188
Marine	23,148	38,406	88,047	79,893	29,898	32,759	229,493	252,434
Terrorism	10,264	10,418	9,478	8,213	8,681	8,295	38,373	37,186
Aviation	23,250	4,379	12,321	3,376	29,142	36,338	43,326	65,143
Credit and political risk	23,563	7,099	19,537	10,003	26,126	13,583	60,203	39,405
Professional lines	269,524	208,174	262,611	159,809	255,891	224,507	900,071	836,634
Liability	84,447	100,018	104,952	57,811	72,834	52,176	347,227	266,696
Accident & health	28,074	58,799	55,368	126,234	9,328	10,577	268,475	160,795
TOTAL INSURANCE SEGMENT	606,591	574,778	781,055	596,715	580,116	521,281	2,559,138	2,309,481

REINSURANCE SEGMENT
Catastrophe	15,537	71,851	138,461	167,803	24,325	12,904	393,652	368,314
Property	20,689	58,294	63,457	221,876	9,991	29,508	364,315	315,758
Professional lines	166,377	66,017	57,406	90,555	90,313	80,368	380,355	301,863
Credit and surety	10,372	29,487	20,327	208,308	7,225	4,650	268,494	264,572
Motor	(3,789)	4,286	16,557	224,991	8,940	(622)	242,046	235,648
Liability	15,118	75,100	78,868	99,587	13,976	14,567	268,673	242,817
Agriculture	(11,214)	8,659	55,319	80,017	3,789	71	132,780	19,326
Engineering	5,142	12,462	5,741	40,912	14,033	4,518	64,258	70,597
Other	1,134	3,863	2,614	15,719	(294)	(741)	23,330	11,267
TOTAL REINSURANCE SEGMENT	219,366	330,019	438,750	1,149,768	172,298	145,223	2,137,903	1,830,162

CONSOLIDATED TOTAL	$825,957	$904,797	$1,219,805	$1,746,483	$752,414	$666,504	$4,697,041	$4,139,643

AXIS Capital Holdings Limited
INSURANCE SEGMENT DATA - QUARTERLY

	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q4 2011
UNDERWRITING REVENUES
Gross premiums written	$606,591	$574,778	$781,055	$596,715	$580,116	$521,281
Net premiums written	427,647	393,627	559,584	432,681	345,802	349,912

Gross premiums earned	631,695	626,005	611,585	589,071	591,310	538,701
Ceded premiums expensed	(181,230)	(177,933)	(189,240)	(187,191)	(208,425)	(167,056)
Net premiums earned	450,465	448,072	422,345	401,880	382,885	371,645
Other insurance related income	681	725	435	595	791	351
Total underwriting revenues	451,146	448,797	422,780	402,475	383,676	371,996

UNDERWRITING EXPENSES
Net losses and loss expenses	285,634	216,440	330,992	217,336	300,094	227,064
Acquisition costs	65,266	61,087	58,749	57,261	48,024	54,508
General and administrative expenses	89,722	82,548	88,526	86,889	81,591	68,187
Total underwriting expenses	440,622	360,075	478,267	361,486	429,709	349,759

UNDERWRITING INCOME (LOSS)	$10,524	$88,722	$(55,487)	$40,989	$(46,033)	$22,237

KEY RATIOS
Current accident year loss ratio	64.3%	55.9%	80.0%	55.5%	88.9%	68.9%
Prior period reserve development	(0.9%)	(7.6%)	(1.6%)	(1.4%)	(10.5%)	(7.8%)
Net loss and loss expense ratio	63.4%	48.3%	78.4%	54.1%	78.4%	61.1%
Acquisition cost ratio	14.5%	13.6%	13.9%	14.2%	12.5%	14.7%
General and administrative expense ratio	19.9%	18.5%	20.9%	21.6%	21.3%	18.3%
Combined ratio	97.8%	80.4%	113.2%	89.9%	112.2%	94.1%

AXIS Capital Holdings Limited
REINSURANCE SEGMENT DATA - QUARTERLY

	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q4 2011
UNDERWRITING REVENUES
Gross premiums written	$219,366	$330,019	$438,750	$1,149,768	$172,298	$145,223
Net premiums written	220,318	322,762	433,823	1,137,759	172,294	145,151

Gross premiums earned	497,452	499,284	528,319	475,859	476,949	481,252
Ceded premiums expensed	(6,006)	(2,114)	(4,791)	(3,700)	(3,785)	(6,144)
Net premiums earned	491,446	497,170	523,528	472,159	473,164	475,108
Other insurance related income	1,987	—	—	—	—	—
Total underwriting revenues	493,433	497,170	523,528	472,159	473,164	475,108

UNDERWRITING EXPENSES
Net losses and loss expenses	265,726	285,082	311,907	221,078	374,953	356,390
Acquisition costs	110,033	112,595	110,970	88,230	96,039	102,864
General and administrative expenses	34,039	35,127	35,243	33,041	30,430	23,015
Total underwriting expenses	409,798	432,804	458,120	342,349	501,422	482,269

UNDERWRITING INCOME (LOSS)	$83,635	$64,366	$65,408	$129,810	$(28,258)	$(7,161)

KEY RATIOS
Current accident year loss ratio	62.0%	66.6%	66.3%	57.2%	84.4%	85.3%
Prior period reserve development	(7.9%)	(9.3%)	(6.7%)	(10.4%)	(5.2%)	(10.3%)
Net loss and loss expense ratio	54.1%	57.3%	59.6%	46.8%	79.2%	75.0%
Acquisition cost ratio	22.4%	22.6%	21.2%	18.7%	20.3%	21.7%
General and administrative expense ratio	6.9%	7.2%	6.7%	7.0%	6.5%	4.8%
Combined ratio	83.4%	87.1%	87.5%	72.5%	106.0%	101.5%

AXIS Capital Holdings Limited
NET INVESTMENT INCOME - QUARTERLY AND YEAR

							Year ended December 31,
	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q4 2011	2013	2012

Fixed maturities	$74,732	$74,691	$74,503	$69,683	$75,968	$77,933	$293,609	$304,400
Other investments	41,408	32,127	11,848	43,431	15,302	25,124	128,814	87,660
Equity securities	2,478	3,871	3,134	1,414	2,862	4,209	10,897	11,904
Cash and cash equivalents	3,423	382	1,265	1,267	549	894	6,337	4,528
Short-term investments	125	127	397	532	(129)	431	1,181	596

Gross investment income	122,166	111,198	91,147	116,327	94,552	108,591	440,838	409,088
Investment expense	(8,303)	(7,769)	(8,035)	(7,419)	(7,705)	(6,229)	(31,526)	(28,131)

Net investment income	$113,863	$103,429	$83,112	$108,908	$86,847	$102,362	$409,312	$380,957

AXIS Capital Holdings Limited
CONSOLIDATED BALANCE SHEETS

	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2013	2013	2013	2013	2012	2011
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$11,986,327	$11,984,740	$11,644,912	$11,973,364	$11,928,049	$10,940,100
Equity securities, available for sale, at fair value	701,987	650,627	618,795	617,436	666,548	677,560
Other investments, at fair value	1,045,810	994,572	962,315	972,364	843,437	699,320
Short-term investments, at fair value and amortized cost	46,212	84,709	45,904	98,964	108,860	149,909
Total investments	13,780,336	13,714,648	13,271,926	13,662,128	13,546,894	12,466,889
Cash and cash equivalents	987,876	1,109,998	1,116,248	856,215	850,550	1,082,838
Accrued interest receivable	97,132	98,285	95,098	95,877	97,220	98,346
Insurance and reinsurance premium balances receivable	1,688,957	1,920,985	2,166,982	2,015,578	1,474,821	1,413,839
Reinsurance recoverable on paid and unpaid losses	1,929,988	1,899,510	1,981,441	1,895,547	1,863,819	1,770,329
Deferred acquisition costs	456,122	505,002	543,069	561,417	389,248	407,527
Prepaid reinsurance premiums	330,261	340,280	331,528	300,617	315,676	238,623
Receivable for investments sold	1,199	1,317	1,399	12,546	1,254	3,006
Goodwill and intangible assets	89,528	91,656	91,370	97,001	97,493	99,590
Other assets	273,385	251,268	247,252	214,016	215,369	225,072
TOTAL ASSETS	$19,634,784	$19,932,949	$19,846,313	$19,710,942	$18,852,344	$17,806,059

LIABILITIES
Reserve for losses and loss expenses	$9,582,140	$9,484,516	$9,342,817	$9,097,703	$9,058,731	$8,425,045
Unearned premiums	2,683,849	2,990,301	3,209,055	3,135,610	2,454,692	2,454,462
Insurance and reinsurance balances payable	234,412	261,737	292,572	208,018	270,739	206,539
Senior notes	995,855	995,699	995,546	995,394	995,245	994,664
Payable for investments purchased	21,744	174,034	234,001	169,646	64,553	151,941
Other liabilities	248,822	238,833	210,375	215,141	228,623	129,329
TOTAL LIABILITIES	13,766,822	14,145,120	14,284,366	13,821,512	13,072,583	12,361,980

SHAREHOLDERS’ EQUITY
Preferred shares - Series A, B, C and D	627,843	627,843	627,843	502,843	502,843	500,000
Common shares	2,174	2,172	2,172	2,168	2,146	2,125
Additional paid-in capital	2,240,125	2,225,826	2,213,204	2,199,092	2,179,034	2,105,386
Accumulated other comprehensive income	117,825	130,373	24,755	310,108	362,622	128,162
Retained earnings	5,062,706	4,921,716	4,813,687	4,769,764	4,497,789	4,155,392
Treasury shares, at cost	(2,232,711)	(2,120,101)	(2,119,714)	(1,894,545)	(1,764,673)	(1,446,986)
TOTAL SHAREHOLDERS’ EQUITY ATTRIBUTABLE TO AXIS CAPITAL	5,817,962	5,787,829	5,561,947	5,889,430	5,779,761	5,444,079
Noncontrolling interests	50,000	—	—	—	—	—
TOTAL SHAREHOLDERS' EQUITY	5,867,962	5,787,829	5,561,947	5,889,430	5,779,761	5,444,079

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$19,634,784	$19,932,949	$19,846,313	$19,710,942	$18,852,344	$17,806,059

Basic common shares outstanding	109,485	111,651	111,588	116,306	117,920	125,588
Diluted common shares outstanding	113,325	115,684	115,631	120,594	122,793	129,818
Book value per common share	$47.40	$46.22	$44.22	$46.31	$44.75	$39.37
Diluted book value per common share	45.80	44.60	42.67	44.67	42.97	38.08
Diluted tangible book value per common share	$45.01	$43.81	$41.88	$43.86	$42.18	$37.32
Debt to total capital [a]	14.6%	14.7%	15.2%	14.5%	14.7%	15.4%
Debt and preferred equity to total capital	23.8%	23.9%	24.8%	21.8%	22.1%	23.2%

[a]
The debt to total capital ratio is calculated by dividing our senior notes by total capital. Total capital represents the sum of total shareholders’ equity attributable to AXIS Capital and our senior notes.

AXIS Capital Holdings Limited
CASH AND INVESTED ASSETS PORTFOLIO
At December 31, 2013

	Cost or Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
Fixed Maturities, available for sale
U.S. government and agency	$1,421,245	$1,405	$(33,952)	$1,388,698	9%
Non-U.S. government	1,208,384	17,990	(49,992)	1,176,382	8%
Corporate debt	3,533,585	84,881	(10,228)	3,608,238	24%
Agency RMBS	2,485,139	21,979	(58,291)	2,448,827	17%
CMBS	790,095	11,285	(3,966)	797,414	5%
Non-Agency RMBS	65,590	2,375	(398)	67,567	1%
ABS	955,274	6,871	(8,694)	953,451	6%
Municipals	1,527,834	32,432	(14,516)	1,545,750	10%
Total fixed maturities	11,987,146	179,218	(180,037)	11,986,327	80%

Equity securities, available for sale
Common stocks	345,759	98,742	(6,183)	438,318	3%
Exchange traded funds	106,762	32,085	—	138,847	1%
Non-U.S. bond mutual funds	113,698	11,124	—	124,822	1%
Total equity securities	566,219	141,951	(6,183)	701,987	5%

Total available for sale investments	$12,553,365	$321,169	$(186,220)	12,688,314	85%

Other investments (see below)				1,045,810	7%

Short-term investments				46,212	—%

Total investments				13,780,336	92%

Cash and cash equivalents [a]				987,876	7%

Accrued interest receivable				97,132	1%

Net receivable/(payable) for investments sold (purchased)				(20,545)	—%

Total cash and invested assets				$14,844,799	100%

				Fair Value	Percentage
Other Investments:
Long/short equity funds				$425,444	41%
Multi-strategy funds				285,155	27%
Event-driven funds				190,458	18%
Leveraged bank loan funds				48,753	5%
Direct lending funds				22,134	2%
Collateralized loan obligations - equity tranches				73,866	7%
Total				$1,045,810	100%

[a]	Includes $65 million of restricted cash and cash equivalents.

AXIS Capital Holdings Limited
CASH AND INVESTED ASSETS COMPOSITION - QUARTERLY

	Q4 2013		Q3 2013	Q2 2013	Q1 2013	Q4 2012		Q4 2011
	Fair Value %		Fair Value %	Fair Value %	Fair Value %	Fair Value %		Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities:
U.S. government and agency	9.4%		10.1%	9.4%	9.6%	9.9%		8.5%
Non-U.S. government	7.9%		8.2%	8.3%	7.7%	7.7%		9.0%
Corporate debt	24.3%		23.8%	24.4%	25.8%	26.9%		26.7%
MBS:
Agency RMBS	16.5%		17.0%	16.4%	17.6%	18.4%		19.5%
CMBS	5.4%		5.0%	5.4%	5.7%	5.8%		2.3%
Non-agency RMBS	0.5%		0.5%	0.6%	0.6%	0.7%		1.2%
ABS	6.4%		6.2%	6.4%	6.4%	4.5%		4.7%
Municipals	10.4%		10.5%	10.8%	9.5%	8.9%		9.1%

Total Fixed Maturities	80.8%		81.3%	81.7%	82.9%	82.8%		81.0%
Equity Securities	4.8%		4.4%	4.3%	4.2%	4.6%		5.0%
Other investments	7.0%		6.7%	6.8%	6.7%	5.8%		5.3%
Short-term investments	0.1%		0.6%	0.3%	0.7%	0.6%		1.2%

Total investments	92.7%		93.0%	93.1%	94.5%	93.8%		92.5%
Cash and cash equivalents	6.7%		7.5%	7.8%	5.9%	5.9%		7.9%
Accrued interest receivable	0.7%		0.7%	0.7%	0.7%	0.7%		0.7%
Net receivable/(payable) for investments sold or purchased	(0.1%)		(1.2%)	(1.6%)	(1.1%)	(0.4%)		(1.1%)
Total Cash and Invested Assets	100.0%		100.0%	100.0%	100.0%	100.0%		100.0%

CREDIT QUALITY	Fair Value %		Fair Value %	Fair Value %	Fair Value %	Fair Value %		Fair Value %
Cash and cash equivalents [a]	7.6%		7.2%	6.9%	5.5%	6.1%		7.8%
U.S. government and agency	10.7%		11.4%	10.7%	10.9%	11.1%		9.6%
AAA	32.2%		33.6%	33.5%	37.0%	37.7%		40.7%
AA	13.8%		14.0%	13.8%	11.2%	9.5%		11.4%
A	17.1%		16.2%	17.0%	17.1%	17.3%		16.3%
BBB	11.3%		10.4%	10.7%	10.9%	11.6%		9.8%
Below BBB	7.3%		7.2%	7.4%	7.4%	6.7%		4.4%
Total	100.0%		100.0%	100.0%	100.0%	100.0%		100.0%

MATURITY PROFILE	Fair Value %		Fair Value %	Fair Value %	Fair Value %	Fair Value %		Fair Value %
Within one year (includes cash & cash equivalents)	6.3%		6.1%	5.8%	6.9%	6.3%		13.8%
From one to five years	42.5%		42.5%	40.5%	38.5%	41.5%		38.4%
From five to ten years	14.9%		15.3%	17.6%	17.6%	16.2%		15.2%
Above ten years	0.8%		1.0%	0.9%	0.7%	0.8%		1.8%
Asset-backed and mortgage-backed securities	35.5%		35.1%	35.2%	36.3%	35.2%		30.8%
Total	100.0%		100.0%	100.0%	100.0%	100.0%		100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	2.5%		2.6%	2.6%	2.6%	2.6%		2.9%
Yield to maturity of fixed maturities	2.3%		2.2%	2.4%	1.7%	1.6%		2.2%
Average duration of fixed maturities (inclusive of duration hedges)	3.2	yrs	3.2 yrs	3.5 yrs	3.1 yrs	3.0	yrs	2.8	yrs
Average credit quality	AA-		AA-	AA-	AA-	AA-		AA-

[a]	Cash and cash equivalents are net of receivables/payables for investments sold/purchased.

AXIS Capital Holdings Limited
GEOGRAPHIC DISTRIBUTION OF FIXED MATURITIES AND EQUITIES
At December 31, 2013

			Corporate Debt
	Governments and Agencies		Financials	Non-Financials	Government Guaranteed	Total	Agency RMBS	Non-Agency RMBS/CMBS	ABS	Total Fixed Maturities	Equities		Total Fixed Maturities and Equities
Composition by country
Eurozone countries:
Germany	$22,833		$2,997	$47,298	$40,621	$90,916	$—	$—	$5,176	$118,925	$8,113		$127,038
Supranational [a]	115,777		—	—	—	—	—	—	—	115,777	—		115,777
Netherlands	20,776		10,953	39,519	—	50,472	—	227	4,838	76,313	6,745		83,058
France	—		6,514	38,852	—	45,366	—	—	3,225	48,591	17,940		66,531
Spain	—		—	17,255	—	17,255	—	—	—	17,255	858		18,113
Luxembourg	—		—	17,494	—	17,494	—	—	—	17,494	—		17,494
Ireland	—		—	4,065	—	4,065	—	—	5,668	9,733	2,452		12,185
Italy	—		—	8,112	—	8,112	—	—	—	8,112	—		8,112
Belgium	—		—	6,454	—	6,454	—	—	—	6,454	1,194		7,648
Austria	1,272		—	2,922	—	2,922	—	—	—	4,194	—		4,194
Other [b]	—		—	—	—	—	—	—	—	—	124,822		124,822
Total eurozone	160,658		20,464	181,971	40,621	243,056	—	227	18,907	422,848	162,124		584,972
Other concentrations:
United Kingdom	182,230		22,250	156,513	3,940	182,703	—	10,993	32,400	408,326	23,395		431,721
Canada	165,013		22,033	46,020	10,059	78,112	—	—	—	243,125	12,489		255,614
Australia	158,056		1,330	33,971	—	35,301	—	—	4,146	197,503	4,141		201,644
Mexico	66,987		—	45,479	2,435	47,914	—	—	—	114,901	3,368		118,269
Brazil	94,796		2,602	6,751	—	9,353	—	—	—	104,149	—		104,149
Other	348,642		23,552	78,551	7,927	110,030	—	6,273	—	464,945	125,044	[c]	589,989
Total other concentrations	1,015,724		71,767	367,285	24,361	463,413	—	17,266	36,546	1,532,949	168,437		1,701,386

Total Non-U.S. concentrations	1,176,382		92,231	549,256	64,982	706,469	—	17,493	55,453	1,955,797	330,561		2,286,358

United States	1,119,632	[d]	1,305,623	1,596,146	—	2,901,769	2,448,827	847,488	897,998	8,215,714	371,426	[e]	8,587,140
United States agencies	269,066		—	—	—	—	—	—	—	269,066	—		269,066
United States local governments	1,545,750		—	—	—	—	—	—	—	1,545,750	—		1,545,750
Total U.S. concentrations	2,934,448		1,305,623	1,596,146	—	2,901,769	2,448,827	847,488	897,998	10,030,530	371,426		10,401,956

Totals	$4,110,830		$1,397,854	$2,145,402	$64,982	$3,608,238	$2,448,827	$864,981	$953,451	$11,986,327	$701,987		$12,688,314

[a]	Represents holdings of the European Investment Bank.

[b]
Represents holdings in two non-U.S. bond mutual funds with underlying exposure to primarily sovereign and corporate debt. The primary countries of risk for these underlying securities are countries within the eurozone.

[c]	Contains $6 million of exchange-traded funds (“ETF’s”) designed to track indexes with primary underlying exposures to countries other than the United States and those within the eurozone.

[d]	Represents United States Treasuries.

[e]
Represents $282 million of common stocks of companies with the United States as their primary country of risk and $89 million of ETF’s designed to track the S&P 500, an index consisting primarily of exposure to the United States.

AXIS Capital Holdings Limited
CORPORATE DEBT COMPOSITION
At December 31, 2013

	Fair Value	% of Total Corporate Debt	% of Total Cash and Invested Assets
Composition by sector - Investment grade
Financial institutions:
U.S. banking	$922,033	25.6%	6.2%
Insurance	166,987	4.6%	1.1%
Corporate/commercial finance	141,956	3.9%	1.0%
Foreign banking [a]	45,320	1.3%	0.3%
Investment brokerage	8,218	0.2%	0.1%
Total financial institutions	1,284,514	35.6%	8.7%
Communications	275,671	7.6%	1.9%
Consumer cyclicals	259,122	7.2%	1.7%
Consumer non-cyclicals	243,476	6.7%	1.6%
Utilities	209,680	5.8%	1.4%
Industrials	134,243	3.7%	0.9%
Energy	111,047	3.1%	0.7%
Transportation	80,681	2.2%	0.5%
Non-U.S. government guaranteed [b]	64,982	1.8%	0.4%
Technology	44,175	1.2%	0.3%
Total investment grade	2,707,591	74.9%	18.1%

Total non-investment grade	900,647	25.1%	6.2%

Total corporate debt	$3,608,238	100.0%	24.3%

[a]	Located in Canada, United Kingdom, Australia, New Zealand and Japan.

[b]	Includes $41 million from Germany. No other corporate debt guaranteed by a eurozone country.

AXIS Capital Holdings Limited
INVESTMENT PORTFOLIO
TEN LARGEST CORPORATE DEBT HOLDINGS
At December 31, 2013

	Amortized Cost	Net Unrealized Gain	Fair Value	% of Total Fixed Maturities
ISSUER [a]
BANK OF AMERICA CORP	$160,013	$5,228	$165,241	1.4%
JP MORGAN CHASE & CO	152,409	2,184	154,593	1.3%
CITIGROUP INC	138,277	4,492	142,769	1.2%
MORGAN STANLEY	131,016	4,966	135,982	1.1%
GOLDMAN SACHS GROUP INC	127,001	4,784	131,785	1.1%
DAIMLER AG	77,088	655	77,743	0.6%
WELLS FARGO & COMPANY	68,435	1,684	70,119	0.6%
GENERAL ELECTRIC CO	65,284	786	66,070	0.6%
FORD MOTOR COMPANY	63,739	1,969	65,708	0.5%
AMERICAN INTERNATIONAL GROUP INC	51,542	1,594	53,136	0.4%

[a]
The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS Capital Holdings Limited
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At December 31, 2013

	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$2,448,827	$12,261	$370	$5,891	$8,095	$40,950	$2,516,394
Commercial MBS	—	411,811	233,360	73,932	76,493	1,818	797,414
ABS	—	636,911	237,881	38,382	37,052	3,225	953,451

Total mortgage-backed and asset-backed securities	$2,448,827	$1,060,983	$471,611	$118,205	$121,640	$45,993	$4,267,259

Percentage of total	57.4%	24.9%	11.1%	2.8%	2.9%	0.9%	100.0%

AXIS Capital Holdings Limited
REINSURANCE RECOVERABLE ANALYSIS

	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q4 2011
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$29,897	$16,713	$35,648	$14,286	$39,201	$36,525
Reinsurance	(21)	—	—	—	—	—
Total	$29,876	$16,713	$35,648	$14,286	$39,201	$36,525

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$587,727	$608,886	$635,089	$590,478	$561,652	$541,423
Reinsurance	—	—	—	—	—	—
Total	$587,727	$608,886	$635,089	$590,478	$561,652	$541,423

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$1,321,597	$1,285,078	$1,258,113	$1,239,615	$1,214,482	$1,154,556
Reinsurance	9,280	6,982	69,897	66,781	64,580	56,286
Total	$1,330,877	$1,292,060	$1,328,010	$1,306,396	$1,279,062	$1,210,842

Provision against reinsurance recoverables:
Insurance	$(18,492)	$(18,149)	$(17,306)	$(15,613)	$(16,096)	$(17,988)
Reinsurance	—	—	—	—	—	(473)
Total	$(18,492)	$(18,149)	$(17,306)	$(15,613)	$(16,096)	$(18,461)

Net reinsurance recoverables:
Insurance	$1,920,729	$1,892,528	$1,911,544	$1,828,766	$1,799,239	$1,714,516
Reinsurance	9,259	6,982	69,897	66,781	64,580	55,813
Total	$1,929,988	$1,899,510	$1,981,441	$1,895,547	$1,863,819	$1,770,329

AXIS Capital Holdings Limited
REINSURANCE RECOVERABLE ANALYSIS
At December 31, 2013

Categories	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity	Provision Against Reinsurance Recoverable	Provision Against Reinsurance Recoverable as % of Gross Recoverable	Net Recoverable
Top 10 reinsurers based on gross recoverables	$1,506,561	$(24,391)	$1,482,170	78.8%	25.5%	$(13,023)	0.9%	$1,493,538
Other reinsurers balances > $20 million	183,490	(5,302)	178,188	9.5%	3.1%	(1,615)	0.9%	181,875
Other reinsurers balances < $20 million	258,429	(38,512)	219,917	11.7%	3.7%	(3,854)	1.5%	254,575
Total	$1,948,480	$(68,205)	$1,880,275	100.0%	32.3%	$(18,492)	0.9%	$1,929,988
At December 31, 2013, 98.8% (December 31, 2012: 98.8%) of our gross recoverables were collectible from reinsurers rated the equivalent of A- or better by internationally recognized rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity Attributable to AXIS Capital
Transatlantic Reinsurance Company	14.3%	4.6%
Partner Reinsurance Company of the US	11.0%	3.6%
Swiss Reinsurance America Corporation	11.0%	3.6%
Lloyds of London	10.5%	3.4%
Berkley Insurance Company	8.7%	2.8%
Ace Property & Casualty Insurance	6.4%	2.1%
XL Reinsurance America Inc	5.4%	1.7%
Hannover Ruckversicherungs Aktiengesellschaft	4.1%	1.3%
Everest Reinsurance Company	3.9%	1.3%
Liberty Mutual Insurance Company	3.5%	1.1%
	78.8%	25.5%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Quarter ended December 31, 2013			Year ended December 31, 2013
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for unpaid losses and loss expenses

Beginning of period	$9,484,516	$(1,882,797)	$7,601,719	$9,058,731	$(1,825,617)	$7,233,114
Incurred	668,133	(116,773)	551,360	2,549,463	(415,268)	2,134,195
Paid	(592,768)	98,269	(494,499)	(2,028,359)	336,894	(1,691,465)
Foreign exchange and other	22,259	1,189	23,448	2,305	3,879	6,184

End of period [a]	$9,582,140	$(1,900,112)	$7,682,028	$9,582,140	$(1,900,112)	$7,682,028

[a]
At December 31, 2013, the gross reserve for losses and loss expenses included IBNR of $6,082 million, or 63%, of total gross reserves for loss and loss expenses. At December 31, 2012, the comparable amount was $5,786 million, or 64%.

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended December 31, 2013			Year ended December 31, 2013
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross losses paid	$342,952	$249,816	$592,768	$1,121,853	$906,506	$2,028,359
Reinsurance recoveries	(98,263)	(6)	(98,269)	(336,888)	(6)	(336,894)

Net losses paid	244,689	249,810	494,499	784,965	906,500	1,691,465

Change in:
Reported case reserves	(30,643)	64,636	33,993	171,610	65,157	236,767
IBNR	87,794	(46,422)	41,372	227,501	56,835	284,336
Reinsurance recoveries on unpaid loss and loss expense reserves	(16,206)	(2,298)	(18,504)	(133,674)	55,301	(78,373)

Total net incurred losses and loss expenses	$285,634	$265,726	$551,360	$1,050,402	$1,083,793	$2,134,195

Gross reserve for losses and loss expenses	$4,873,184	$4,708,956	$9,582,140	$4,873,184	$4,708,956	$9,582,140

Net favorable prior year reserve development	$4,000	$38,788	$42,788	$50,355	$169,081	$219,436

Key Ratios

Net paid to net incurred percentage	85.7%	94.0%	89.7%	74.7%	83.6%	79.3%

Net paid losses / Net premiums earned	54.3%	50.8%	52.5%	45.6%	45.7%	45.6%
Change in net loss and loss expense reserves / Net premiums earned	9.1%	3.3%	6.0%	15.4%	8.9%	12.0%
Net loss and loss expense ratio	63.4%	54.1%	58.5%	61.0%	54.6%	57.6%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
INSURANCE - QUARTERLY

	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q4 2011

Gross losses paid	$342,952	$275,082	$269,569	$234,250	$250,927	$294,834
Reinsurance recoveries	(98,263)	(89,562)	(89,115)	(59,950)	(87,520)	(106,667)

Net losses paid	244,689	185,520	180,454	174,300	163,407	188,167

Change in:
Reported case reserves	(30,643)	8,348	144,059	49,847	199,775	61,632
IBNR	87,794	14,979	73,154	51,575	(9,596)	(29,060)
Reinsurance recoveries on unpaid loss and loss expense reserves	(16,206)	7,593	(66,675)	(58,386)	(53,492)	6,325

Total net incurred losses and loss expenses	$285,634	$216,440	$330,992	$217,336	$300,094	$227,064

Gross reserve for losses and loss expenses	$4,873,184	$4,819,976	$4,771,435	$4,579,672	$4,492,553	$4,081,741

Net favorable prior year reserve development	$4,000	$34,065	$6,693	$5,598	$40,353	$28,938

Key Ratios

Net paid to net incurred percentage	85.7%	85.7%	54.5%	80.2%	54.5%	82.9%

Net paid losses/Net premiums earned	54.3%	41.4%	42.7%	43.4%	42.7%	50.6%
Change in net loss and loss expense reserves / Net premiums earned	9.1%	6.9%	35.7%	10.7%	35.7%	10.5%
Net loss and loss expense ratio	63.4%	48.3%	78.4%	54.1%	78.4%	61.1%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
REINSURANCE - QUARTERLY

	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q4 2011

Gross losses paid	$249,816	$224,578	$236,602	$195,510	$284,517	$288,284
Reinsurance recoveries	(6)	—	—	—	—	—

Net losses paid	249,810	224,578	236,602	195,510	284,517	288,284

Change in:
Reported case reserves	64,636	19,370	(3,577)	(15,273)	38,303	83,915
IBNR	(46,422)	(21,781)	81,998	43,041	54,928	(13,526)
Reinsurance recoveries on unpaid loss and loss expense reserves	(2,298)	62,915	(3,116)	(2,200)	(2,795)	(2,283)

Total net incurred losses and loss expenses	$265,726	$285,082	$311,907	$221,078	$374,953	$356,390

Gross reserve for losses and loss expenses	$4,708,956	$4,664,540	$4,571,382	$4,518,031	$4,566,178	$4,343,304

Net prior year favorable reserve development	$38,788	$45,970	$35,422	$48,901	$24,213	$48,837

Key Ratios

Net paid to net incurred percentage	94.0%	78.8%	75.9%	88.4%	75.9%	80.9%

Net paid losses / Net premiums earned	50.8%	45.2%	45.2%	41.4%	60.1%	60.7%
Change in net loss and loss expense reserves / Net premiums earned	3.3%	12.1%	14.4%	5.4%	19.1%	14.3%
Net loss and loss expense ratio	54.1%	57.3%	59.6%	46.8%	79.2%	75.0%

AXIS Capital Holdings Limited
NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AS OF JANUARY 1, 2014

		Estimated Net Exposures (millions of U.S. dollars)
Territory	Peril	50 Year Return Period	100 Year Return Period	250 Year Return Period
Single zone, single event
Southeast	U.S. Hurricane	$502	$705	$887
Northeast	U.S. Hurricane	60	206	403
Mid-Atlantic	U.S. Hurricane	107	361	772
Gulf of Mexico	U.S. Hurricane	338	507	786
California	Earthquake	352	479	558
Europe	Windstorm	264	371	479
Japan	Earthquake	216	284	482
Japan	Windstorm	68	126	172
The above table shows our Probable Maximum Loss (“PML”) to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at January 1, 2014. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.
As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast hurricane, net of reinsurance, is approximately $0.7 billion. According to our modeling, there is a one percent chance that on an annual basis, our losses incurred from a Southeast hurricane event could be in excess of $0.7 billion. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast hurricane will fall below $0.7 billion.
We have developed our PML estimates using multiple commercially available catastrophe vendor models, including AIR and RMS. We weight the use of these vendor models based upon our own judgment and experience, and include in our estimates non-modeled perils and other factors which we believe provide us with a more complete view of catastrophe risk.
A supplementary disclosure entitled “Overview of AXIS Natural Peril Catastrophe Risk Measurement and Management” dated August 3, 2011 is available in the Investor Information section of our website. This disclosure provides an overview of our PML methodology, including our approach to zonal aggregation, as well as information about zonal definitions commonly used by other external parties.
Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, foremost by ensuring that management’s judgment supplements the model outputs. We also perform ongoing model validation both within our business units and through our catastrophe model validation unit. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.
Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios, changes to our reinsurance purchasing strategy and changes in foreign exchange rates.

AXIS Capital Holdings Limited
EARNINGS (LOSS) PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Quarter ended December 31,		Year ended December 31,
	2013	2012	2013	2012

Net income (loss) available to common shareholders	$171,524	$(18,551)	$683,910	$495,004

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average shares outstanding - basic	110,757	117,918	113,636	122,148
Dilutive share equivalents: [a]
Stock compensation plans	1,945	—	1,692	1,506
Weighted average shares outstanding - diluted	112,702	117,918	115,328	123,654

EARNINGS (LOSS) PER COMMON SHARE
Basic	$1.55	($0.16)	$6.02	$4.05
Diluted	$1.52	($0.16)	$5.93	$4.00

[a]	Due to the net loss incurred in the three months ended December 31, 2012, these securities were not included in the computation of diluted earnings per share because of their anti-dilutive effect.

AXIS Capital Holdings Limited
EARNINGS (LOSS) PER COMMON SHARE INFORMATION AND COMMON SHARE ROLLFOWARD - QUARTERLY

	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q4 2011

Net income (loss) available to common shareholders	$171,524	$137,121	$72,447	$302,816	$(18,551)	$80,064

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	111,651	111,588	116,306	117,920	117,857	126,141
Shares issued, including those sourced from treasury [a]	162	74	404	1,755	88	1,060
Shares repurchased for treasury	(2,328)	(11)	(5,122)	(3,369)	(25)	(1,613)
Common shares - at end of period	109,485	111,651	111,588	116,306	117,920	125,588

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average shares outstanding - basic	110,757	111,676	115,163	117,022	117,918	126,360
Dilutive share equivalents: [b]
Warrants	—	—	—	—	—	221
Stock compensation plans	1,945	1,679	1,508	1,636	—	1,105
Weighted average shares outstanding - diluted	112,702	113,355	116,671	118,658	117,918	127,686

EARNING (LOSS) PER SHARE
Basic	$1.55	$1.23	$0.63	$2.59	($0.16)	$0.63
Diluted	$1.52	$1.21	$0.62	$2.55	($0.16)	$0.63

[a]	The cashless exercise of warrants resulted in the issuance of 1,041 shares during the fourth quarter of 2011.

[b]	Due to the net loss incurred in the three months ended December 31, 2012, these securities were not included in the computation of diluted earnings per share because of their anti-dilutive effect.

AXIS Capital Holdings Limited
DILUTED BOOK VALUE PER COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At December 31, 2013

	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$47.57

Book value per common share		$5,190,119	109,485	$47.40

Dilutive securities: [c]
Restricted stocks			2,515	(1.06)
Options	$27.98		88	(0.04)
Restricted and phantom stock units			1,237	(0.50)
Diluted book value per common share		$5,190,119	113,325	$45.80

	At December 31, 2012

	Weighted Average Strike Price	Common Shareholders’ Equity [b]	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$34.64

Book value per common share		$5,276,918	117,920	$44.75

Dilutive securities:
Restricted stocks			4,281	(1.57)
Options	$28.74		157	(0.05)
Restricted and phantom stock units			435	(0.16)
Diluted book value per common share		$5,276,918	122,793	$42.97

[a]
This method assumes that proceeds received upon exercise of options will be used to repurchase our common shares at the closing market price. Unvested restricted stocks and units and unrestricted phantom stock units are also added to determine the diluted common shares outstanding.

[b]
Common share dividends were historically recognized as a reduction of retained earnings, a component of common shareholders' equity, when paid. During the fourth quarter of 2012, we recognized a $31 million adjustment in order to recognize dividends when declared.

[c]	Excludes cash-settled restricted stock unit awards.

AXIS Capital Holdings Limited
NON-GAAP FINANCIAL MEASURE RECONCILIATION

OPERATING INCOME
	Quarter ended December 31,		Year ended December 31,
	2013	2012	2013	2012
Net income (loss) available to common shareholders	$171,524	$(18,551)	$683,910	$495,004
Adjustment for:
Net realized investment gains	(19,558)	(31,771)	(75,564)	(127,469)
Associated tax impact	(6,737)	2,221	(2,039)	11,615
Foreign exchange losses	14,484	21,300	26,143	29,512
Associated tax impact	(857)	(884)	(2,459)	(1,148)
Loss on repurchase of preferred shares	—	—	3,081	14,009
Associated tax impact	—	—	—	—
Operating income (loss)	$158,856	$(27,685)	$633,072	$421,523

Net earnings (loss) per share - diluted	$1.52	$(0.16)	$5.93	$4.00
Adjustment for:
Net realized investment gains	(0.17)	(0.27)	(0.66)	(1.03)
Associated tax impact	(0.06)	0.02	(0.02)	0.09
Foreign exchange losses	0.13	0.19	0.23	0.25
Associated tax impact	(0.01)	(0.01)	(0.02)	(0.01)
Loss on repurchase of preferred shares	—	—	0.03	0.11
Associated tax impact	—	—	—	—
Operating income (loss) per share - diluted	$1.41	$(0.23)	$5.49	$3.41

Weighted average common shares and common share equivalents - diluted	112,702	117,918	115,328	123,654

Average common shareholders' equity	5,175,053	5,315,172	5,233,519	5,110,449

Annualized return on average common equity	13.3%	(1.4)%	13.1%	9.7%

Annualized operating return on average common equity	12.3%	(2.1)%	12.1%	8.2%

DILUTED TANGIBLE BOOK VALUE PER COMMON SHARE - TREASURY STOCK METHOD [a]
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2013	2013	2013	2013	2012	2011
Common shareholders' equity	$5,190,119	$5,159,986	$4,934,104	$5,386,587	$5,276,918	$4,944,079
Less: goodwill and intangible assets	(89,528)	(91,656)	(91,370)	(97,001)	(97,493)	(99,590)
Tangible common shareholders' equity	$5,100,591	$5,068,330	$4,842,734	$5,289,586	$5,179,425	$4,844,489

Outstanding diluted common shares net of treasury shares	113,325	115,684	115,631	120,594	122,793	129,818

Diluted book value per common share	$45.80	$44.60	$42.67	$44.67	$42.97	$38.08

Diluted tangible book value per common share	$45.01	$43.81	$41.88	$43.86	$42.18	$37.32

[a]
This method assumes that proceeds received upon exercise of options will be used to repurchase our common shares at the closing market price. Unvested restricted stocks and units and unrestricted phantom stock units are also added to determine the diluted common shares outstanding. Cash-settled restricted stock unit awards are excluded.

AXIS Capital Holdings Limited
USE OF NON-GAAP FINANCIAL MEASURES

In this document, we present operating income, consolidated underwriting income, underwriting-related general and administrative expenses and diluted tangible book value per common share, which are “non-GAAP financial measures” as defined in Regulation G.

Operating income represents after-tax operational results without consideration of after-tax net realized investment gains (losses), foreign exchange losses (gains) and losses on the repurchase of preferred shares. We also present diluted operating earnings per share and operating return on average common equity ("operating ROACE"), which are derived from the non-GAAP operating income measure. Reconciliations of operating income, diluted operating earnings per share and operating ROACE to the nearest GAAP financial measures (based on net income available to common shareholders) are included on the previous page.

Consolidated underwriting income (loss) is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative costs as expenses. Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our individual underwriting operations. While these measures are presented in the Segment Information footnote to our Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. A reconciliation of consolidated underwriting income (loss) to income before income taxes (the nearest GAAP financial measure) is included in the 'Consolidated Statements of Income - Quarterly' section of this document. Our total general and administrative expenses (the nearest GAAP financial measure to underwriting-related general and administrative expenses) also includes corporate expenses; the two components are separately presented in the 'Consolidated Statements of Income - Quarterly' section of this document.

Tangible book value is defined as common shareholders' equity excluding goodwill and intangible assets. Diluted tangible book value per common share uses this measure as the numerator, with the denominator being outstanding diluted common shares calculated under the treasury stock method. A reconciliation of diluted tangible book value per common share to diluted book value per common share (the nearest GAAP financial measure) is included on the previous page.

We present our results of operations in the way we believe will be most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. This includes the presentation of “operating income” (in total and on a per share basis), “annualized operating ROACE” (which is based on the “operating income” measure), "consolidated underwriting income (loss)" (which incorporates "underwriting-related general and administrative expenses") and diluted tangible book value per common share.

Operating Income

Although the investment of premiums to generate income and realized investment gains (or losses) is an integral part of our operations, the determination to realize investment gains (or losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (or losses) is somewhat opportunistic for many companies.

Foreign exchange losses (gains) in our Consolidated Statements of Operations are primarily driven by the impact of foreign exchange rate movements on net insurance-related liabilities. However, this movement is only one element of the overall impact of foreign exchange rate fluctuations on our financial position. In addition, we recognize unrealized foreign exchange losses (gains) on our available-for-sale investments in other comprehensive income and foreign exchange losses (gains) realized upon the sale of these investments in net realized investment gains (losses). These unrealized and realized foreign exchange movements generally offset a large portion of the foreign exchange losses (gains) reported separately in earnings, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As such, the Statement of Operations foreign exchange losses (gains) in isolation are not a fair representation of the performance of our business.

Losses on repurchase of preferred shares arise from capital transactions and, therefore, are not reflective of underlying business performance.

In this regard, certain users of our financial statements evaluate earnings excluding after-tax net realized investment gains (losses), foreign exchange losses (gains) and losses on repurchase of preferred shares to understand the profitability of recurring sources of income. We believe that showing net income available to common shareholders exclusive of net realized gains (losses), foreign exchange losses (gains) and losses on repurchase of preferred shares reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons.

Consolidated Underwriting Income (Loss)/Underwriting-Related General and Administrative Expenses

Corporate expenses include holding company costs necessary to support our worldwide (re)insurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our individual underwriting operations, we exclude them from underwriting-related general and administrative expenses and, therefore, consolidated underwriting income (loss). Interest expense and financing costs primarily relate to interest payable on our senior notes and are excluded from consolidated underwriting income (loss) for the same reason.

We evaluate our underwriting results separately from the performance of our investment portfolio. As such, we believe it appropriate to exclude net investment income and net realized investment gains (losses) from our underwriting profitability measure.

As noted above, foreign exchange losses (gains) in our Consolidated Statement of Operations primarily relate to our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange rate gains (losses) on our investment portfolio generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio. As a result, we believe that foreign exchange losses (gains) are not a meaningful contributor to our underwriting performance and, therefore, exclude them from consolidated underwriting income (loss). We believe that presentation of underwriting-related general and administrative expenses and consolidated underwriting income (loss) provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities.

Diluted Tangible Book Value per Common Share

Diluted tangible book value per common share removes certain effects of purchase accounting. We believe that this measure, in combination with diluted book value per common share, is useful in assessing value generated for our common shareholders.